Execution Version

Exhibit 10.2

FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT TO CREDIT AGREEMENT (this “Forbearance Agreement”), dated as of January 4, 2013, is entered into by and among School Specialty, Inc. (the “Administrative Borrower”), Classroomdirect.com, LLC, Delta Education, LLC, Sportime, LLC, Childcraft Education Corp., Bird-in-Hand Woodworks, Inc., Califone International, Inc. and Premier Agendas, Inc. (collectively, the “Subsidiary Borrowers” and, together with the Administrative Borrower, the “Borrowers”), the guarantors party hereto, the Lenders party hereto (the “Participant Lenders”), and Bayside Finance, LLC, as administrative agent for itself and all other Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”), and its separate capacity as collateral agent for itself and all other Lenders (in such capacity, together with its successors and assigns, the “Collateral Agent” and, collectively with the Administrative Agent, the “Agent”) and is made in reference to that certain Credit Agreement, dated as of May 22, 2012 (as amended or modified from time to time, the “Credit Agreement”) by and among the Borrowers, the guarantors party thereto from time to time, the Lenders party thereto from time to time and the Agent.

RECITALS:

WHEREAS, the Events of Default listed in Annex A hereto have occurred and are continuing as of the date hereof (collectively, the “Specified Defaults”);

WHEREAS, on or about January 4, 2013, the Administrative Agent, by notice to the Administrative Borrower, declared all of the unpaid principal amount of the Term Loans, all interest accrued and unpaid thereon, and all other Obligations (including the Early Payment Fee) to be forthwith immediately due and payable or otherwise accelerated (the “Acceleration”); and

WHEREAS, upon the Administrative Borrower’s request, the Participant Lenders constituting the Required Lenders under the Credit Agreement have agreed, and the Administrative Agent, at the direction of the such Participant Lenders, has agreed, in each case subject to the terms and conditions set forth herein, to forbear from exercising certain of their default-related rights and remedies against the Collateral or other property owned by the Borrowers and other Obligors (including, without limitation, via set-off or recoupment) with respect to the Specified Defaults (the “Forbearance”).

NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants and agreements set forth in this Forbearance Agreement, and intending to be legally bound, the parties hereto agree as follows:

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ARTICLE I
DEFINITIONS

1.1

Defined Terms.

(a)

Capitalized terms that are defined in this Forbearance Agreement shall have the meanings ascribed to such terms in this Forbearance Agreement. All other capitalized terms shall have the respective meanings ascribed thereto in the Credit Agreement.

(b)

This Forbearance Agreement constitutes a “Loan Document” as defined in the Credit Agreement.

ARTICLE II
CONFIRMATION OF OBLIGATIONS AND SPECIFIED DEFAULTS

Each Borrower and each other Obligor acknowledges and confirms that (a) as of January 4, 2013, the aggregate principal amount of the Term Loans was $67,000,000.00, the amount of accrued and unpaid interest in respect of the Term Loans was $1,605,208.33 and the amount of the Early Payment Fee was $25,054,001.06, which amounts constitute valid and subsisting obligations of the Borrowers to the Lenders that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind, (b) each of the Specified Defaults constitutes an Event of Default that has occurred and is continuing as of the date hereof and (c) upon the occurrence of the Acceleration, the Term Loans, all accrued interest and all other Obligations (including the Early Payment Fee) have become and are forthwith due and payable, without presentment, demand, protest or further notice of any kind.  The foregoing amounts do not include any fees, expenses or other amounts that are chargeable or otherwise reimbursable under the Credit Agreement or the other Loan Documents.  Each of the Borrowers and the other Obligors hereby (i) acknowledges its obligations under the Loan Documents, (ii) reaffirms that each of the Liens created and granted pursuant to the Loan Documents is valid, subsisting, perfected and of the priority required pursuant to the Loan Documents and (iii) acknowledges that this Forbearance Agreement shall in no manner impair or otherwise adversely affect such Liens.

ARTICLE III
FORBEARANCE

3.1

Forbearance; Forbearance Default Rights and Remedies.

(a)

Effective as of the Forbearance Effective Date (as defined below), each of the Participant Lenders and the Administrative Agent agrees that until the expiration of the “Forbearance Period” (as defined below), it will temporarily forbear (subject to the terms of this Forbearance Agreement) from exercising its default-related rights and remedies against the Borrowers and the other Obligors with respect to the Collateral or other property owned by the Borrowers and the other Obligors (including, without limitation, via set-off or recoupment) under the Credit Agreement, the other Loan Documents and/or applicable law solely to the extent the availability of such remedies arises exclusively from the Specified Defaults; provided, however, (i) each of the Borrowers and the other Obligors shall comply, except to

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the extent such compliance is expressly excused by the terms of this Forbearance Agreement, with all explicit restrictions or prohibitions triggered by the existence and/or continuance of any Default or Event of Default under the Credit Agreement, this Forbearance Agreement or any of the other Loan Documents, and (ii) the Administrative Agent and the Lenders shall have no obligation to provide any Term Loans or other financial accommodations, provided, further, the agreement of the Administrative Agent and the Participant Lenders set forth in this Section 3.1 shall not apply to nor preclude any remedy available to the Administrative Agent and the Lenders, in connection with any proceeding commenced under any bankruptcy or insolvency law, including without limitation, to any relief in respect of adequate protection or relief from any stay imposed under such law.  Each of the Borrowers and the other Obligors hereby agrees and acknowledges that if any Default or Event of Default other than the Specified Defaults occurs during the Forbearance Period, or if a Termination Event (as defined below) occurs, the Administrative Agent and the Lenders have reserved the right to, and may, exercise at any time and from time to time any and all rights and remedies under the Loan Documents and applicable law in connection therewith or with the Specified Defaults.

(b)

As used herein, the term “Forbearance Period” shall mean the period beginning on the Forbearance Effective Date (as defined below) and ending upon the occurrence of a Termination Event.  As used herein, “Termination Event” shall mean the earlier to occur of (i) February 1, 2013 and (ii) the occurrence of any Forbearance Default.  As used herein, the term “Forbearance Default” shall mean:  (i) the occurrence of any Default or Event of Default (other than the Specified Defaults) under and as defined in the Credit Agreement or any other Loan Document; (ii) the failure of any of the Borrowers or the other Obligors to timely comply with any term, condition, covenant or agreement set forth in this Forbearance Agreement, (iii) the failure of the Borrowers and the other Obligors to retain a chief restructuring officer that is reasonably acceptable to the Administrative Agent (the “CRO”) on or before January 7, 2013, or (iv) the material breach of any representation or warranty made by any of the Borrowers or the other Obligors in this Forbearance Agreement.

(c)

Upon the occurrence of a Termination Event, the agreement of each Participant Lender and the Administrative Agent hereunder to forbear from exercising its default-related rights and remedies in respect of the Specified Defaults shall immediately terminate without the requirement of any further demand, presentment, protest, or notice of any kind, all of which each of the Borrowers and the other Obligors hereby waive.  Each of the Borrowers and the other Obligors agrees that the Administrative Agent and the Lenders may at any time after the occurrence of a Termination Event proceed to exercise any or all of its rights and remedies under the Credit Agreement, any other Loan Document, and/or applicable law, all of which rights and remedies are fully reserved by the Lenders and the Administrative Agent, including, without limitation, its rights and remedies on account of the Specified Defaults and any other Defaults or Events of Default that may then exist.  Without limiting the generality of the foregoing, upon the occurrence of a Termination Event, the Administrative Agent may upon such notice or demand as is specified by the Credit Agreement, any other Loan Documents, or applicable law, (i) collect and/or commence any legal or other action to collect any or all of the Obligations from any of the Borrowers and the other Obligors, (ii) foreclose or otherwise realize on any or all of the Collateral, and/or appropriate, setoff or apply to the payment of any or all of the Obligations, any or all of the Collateral or proceeds thereof, and (iii) take any other enforcement action or otherwise exercise any or all rights and remedies provided for by or under

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the Credit Agreement, any other Loan Documents and/or applicable law, all of which rights and remedies are fully reserved by the Administrative Agent and the Lenders.

(d)

Nothing in this Forbearance Agreement shall be construed as a waiver of or acquiescence to the Specified Defaults and the Specified Defaults and the Acceleration shall continue in existence notwithstanding the agreement of the Participant Lenders and the Administrative Agent, as set forth herein, to forbear in the exercise of other default-related rights and remedies against the Borrowers and other Obligors on the terms and for the periods set forth herein.  Any agreement by the Required Lenders and the Administrative Agent to extend the Forbearance Period or enter into any other forbearance or similar arrangement must be set forth in writing and signed by a duly authorized signatory of the Administrative Agent (as instructed by the Required Lenders) and the Required Lenders.  The Borrowers and the other Obligors each hereby acknowledges that the Participant Lenders and the Administrative Agent have made no assurances whatsoever concerning any possibility of any extension of the Forbearance Period, any other forbearance or similar arrangement or any other limitations on the exercise of their rights, remedies and privileges under or otherwise in connection with the Credit Agreement, the other Loan Documents, and/or applicable law.

(e)

The Borrowers and the other Obligors each hereby acknowledges and agrees that any forbearance, waiver, consent or other financial accommodation which the Participant Lenders or the Administrative Agent may make on or after the date hereof has been made by the Participant Lenders or the Administrative Agent in reliance upon, and is consideration for, among other things, the general releases and reaffirmation of indemnities contained in Article VIII hereof and the other covenants, agreements, representations and warranties of the Borrowers and the other Obligors hereunder.

(f)

For the avoidance of doubt, the Borrowers and the other Obligors shall comply with all terms, conditions, covenants and restrictions in the Credit Agreement and the other Loan Documents that apply at any time that a Default or Event of Default has occurred and is continuing.

ARTICLE IV
ADDITIONAL COVENANTS

4.1

Additional Covenants.

(a)

The Administrative Borrower will deliver, or cause to be delivered, to the Administrative Agent, and the Administrative Agent will deliver, or caused to be delivered, to each Lender each of the following, which shall be in form and detail reasonably acceptable to the Required Lenders: (x) substantially concurrent with any delivery of any notices, demands, statements, certificates, reports, valuations, Borrowing Base Certificates or other communications or documents (the “Revolver Documents”) to the Revolving Agent or the Revolving Credit Lenders, copies of the Revolver Documents; and (y) no later than the first Business Day of each calendar week commencing after the Forbearance Effective Date, a rolling cash forecast for the Administrative Borrower and its Subsidiaries for the ensuing 13-week period.

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(b)

The Administrative Borrower and the other Obligors shall not permit, at any time, the sum of (i) the Availability at such time plus (ii) the lesser of Unrestricted Cash of the Obligors at such time and $2,000,000 to be less than $3,000,000.

(c)

The Borrower shall cause the CRO and its financial advisors to (i) keep the Administrative Agent, the Lenders and their advisors apprised of its strategic alternatives and financial condition, including (x) with conference calls at least twice a month and (y) prompt updates regarding any Permitted Divestiture including information regarding buyers contacted, confidentiality agreements signed, buyers in the data room and offers received, and copies of any term sheets or other written indications of interest with respect thereto, and (ii) promptly respond to any information requests.

ARTICLE V
CONSENT

5.1

CONSENT.  The Administrative Agent and the Participating Lenders hereby consent to the amendment to the Revolving Credit Agreement contemplated in the ABL Forbearance Agreement.

ARTICLE VI
CONDITIONS TO EFFECTIVENESS

6.1

Effectiveness.  This Forbearance Agreement shall become effective as of the first date (the “Forbearance Effective Date”) on which each of the following conditions is satisfied and evidence of its satisfaction has been delivered to counsel to the Administrative Agent:

(a)

The Administrative Agent shall have received a duly executed signature page of the Forbearance Agreement from (i) each of the Participant Lenders constituting the Required Lenders and (ii) each of the Borrowers and the other Obligors;

(b)

The Administrative Agent shall have received a forbearance agreement, dated as of the date hereof, in respect of the Revolving Credit Loans in form and substance acceptable to the Participant Lenders (the “ABL Forbearance Agreement”), duly executed by the Revolving Agent, the Revolving Credit Lenders identified on the signature pages thereof, School Specialty, Inc., as parent, Classroomdirect.com, LLC, Sportime, LLC, Delta Education, LLC, Premier Agendas, Inc., Childcraft Education Corp., Bird-in-Hand Woodworks, Inc., Califone International, Inc., as borrowers, and the guarantors party thereto;

(c)

Each Participating Lender shall receive a fee equal to 0.15% of the aggregate principal amount of the outstanding Term Loans of such Lender on the date hereof;

(d)

The Administrative Borrower shall have paid (the accrued and unpaid reasonable and documented fees and out-of-pocket expenses of the Agent and the Participant Lenders, including all Agent Expenses and any agreed advance payment retainers for, Akin Gump Strauss Hauer & Feld LLP (“Akin Gump”), legal advisor to the Participant Lenders;

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(e)

The Administrative Agent shall have received copies of any term sheets or other written indications of interest with respect to certain Permitted Divestiture previously disclosed to the Lenders; and

(f)

The representations and warranties set forth in Article VII below shall be true and correct.

ARTICLE VII
REPRESENTATIONS, WARRANTIES AND COVENANTS

7.1

Representations, Warranties and Covenants.  To induce the Administrative Agent and the Participant Lenders to enter into this Forbearance Agreement, each of the Borrowers and the other Obligors hereby represents, warrants and covenants as follows:

(a)

Except for the Specified Defaults or as otherwise expressly provided herein, after giving effect to the Forbearance Agreement, each of the Borrowers and the other Obligors is in compliance with all of the terms and provisions set forth in the Credit Agreement and the other Loan Documents on its part to be observed or performed, and no Default or Event of Default has occurred and is continuing.

(b)

Except with respect to the Specified Defaults, each of the representations and warranties in Article IV of the Credit Agreement shall be true and correct in all material respects on and as of the date hereof, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date.

(c)

The execution, delivery and performance by each of the Borrowers and the other Obligors of this Forbearance Agreement:

(i)

are within its corporate, limited liability company or similar powers, as applicable;

(ii)

have been duly authorized by all necessary corporate or limited liability company or similar, as applicable, action including the consent of the holders of its equity interests where required;

(iii)

do not and will not (A) contravene its certificate of incorporation, certificate of formation, by-laws or limited liability company agreement or other constituent documents, as applicable, (B) violate any applicable requirement of law or any order or decree of any governmental authority or arbitrator applicable to it, (C) except with respect to the 2011 Convertible Subordinated Debentures, conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration (where such conflict, breach, default, termination or acceleration could reasonably be expected to result in a Material Adverse Effect) of, any contractual obligation of any of the Borrowers and the other Obligors, or (D) result in the creation or imposition of any lien or encumbrance upon any of the property of any of the Borrowers and the other Obligors, except pursuant to the terms of any Loan Document; and

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(iv)

do not and will not require the consent of, authorization by, approval of, notice to, or filing or registration with, any governmental authority or any other Person, other than those which prior to the Forbearance Effective Date will have been obtained or made and copies of which prior to the Forbearance Effective Date will have been delivered to the Administrative Agent and each of which on the Forbearance Effective Date will be in full force and effect.

(d)

This Forbearance Agreement has been duly executed and delivered by the Borrowers and the other Obligors party hereto.  Each of this Forbearance Agreement, the Credit Agreement and the other Loan Documents constitutes a legal, valid and binding obligation of each of the Borrowers and the other Obligors party hereto, enforceable against each such Person in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, concepts of reasonableness,  general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(e)

The Liens granted to the Agent, for the benefit of itself and the Lenders, to secure any of the Obligations under the Credit Agreement remain in full force and effect and continue to constitute first priority perfected liens therein, subject only to first priority Liens of the Revolving Agent in the Revolving Credit Priority Collateral and other Liens permitted pursuant to Section 6.1 of the Credit Agreement.

(f)

The Obligations (including the Early Payment Fee) constitute “Senior Debt” for purposes of the 2011 Convertible Subordinated Debenture Indenture.

7.2

Survival.  The representations and warranties in Section 7.1 shall survive the execution and delivery of this Forbearance Agreement and the Forbearance Effective Date.

ARTICLE VIII
GENERAL RELEASE; REAFFIRMATION OF INDEMNITY

(a)

In consideration of, among other things, the Administrative Agent’s and the Participant Lenders’ execution and delivery of this Forbearance Agreement, each of the Borrowers and the other Obligors, on behalf of itself and on behalf of its agents, representatives, officers, directors, advisors, employees, affiliates, Subsidiaries, successors, assigns, legal representatives and financial advisors (the “School Specialty Parties”), hereby jointly and severally releases, acquits and forever discharges (collectively, the “Releases”) the Agent and each Lender (collectively, the “Lender Parties”), and their respective subsidiaries, parents, affiliates, officers, directors, employees, agents, attorneys, financial advisors, successors and assigns, both present and former, in their capacities as such (collectively, the “Lenders’ Affiliates” and together with the Lender Parties, the “Releasees”) from any and all manner of actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in contract, tort, law or equity which the Borrowers or any other School Specialty Party has or may have against any of the Lender Parties and/or the Lenders’ Affiliates by reason of any action, failure to act, matter or thing whatsoever arising from or based on facts occurring prior to the date of the Forbearance Agreement in respect of the Loan Documents, including but not limited to, any claim or defense

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that relates to, in whole or in part, directly or indirectly, (i) the making or administration of the Term Loans, including, without limitation, any such claims and defenses based on mistake, duress, usury or misrepresentation, or any other claim based on so-called “lender liability theories”, (ii) any covenants, agreements, duties or obligations set forth in the Loan Documents or Forbearance Agreement, (iii) any actions or omissions of any of the Lender Parties and/or the Lenders’ Affiliates in connections with the initiation or continuing exercise of any right or remedy contained in the Loan Documents  or at law or in equity, (iv) lost profits, (v) loss of business opportunity, (vi) increased financing costs, (vii) increased legal or other administrative fees or (viii) damages to business reputation (collectively, the “Claims”); provided, however, that no Releasee shall be released from any act or omission that constitutes gross negligence, fraud or willful misconduct.  In entering into this Forbearance Agreement, each of the Borrowers and the other Obligors party hereto consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and each hereby agrees and acknowledges that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof.  The provisions of this Article VIII shall survive the expiration of the Forbearance Period and the termination of this Forbearance Agreement, the Credit Agreement, the other Loan Documents and payment in full of the Obligations.

(b)

Without in any way limiting their reaffirmations and acknowledgements set forth in Article IX hereof, each of the Borrowers and the other Obligors hereby expressly acknowledges, agrees and reaffirms its reimbursement, indemnification and other obligations to and agreements set forth in Section 10.5 of the Credit Agreement.  Each of the Borrowers further acknowledges, agrees and reaffirms that all of such reimbursement, indemnification and other obligations and agreements set forth in Section 10.5 of the Credit Agreement shall survive the expiration of the Forbearance Period and the termination of this Forbearance Agreement, the Credit Agreement, the other Loan Documents and the payment in full of the Obligations.

(c)

Each of the Borrowers and the other Obligors, on behalf of itself and its successors, assigns, and other legal representatives, hereby unconditionally and irrevocably agrees that it will not sue any Releasee on the basis of any Claim released, remised and discharged by the Borrowers and the other Obligors pursuant to Section VIII(a).  If any of the Borrowers and the other Obligors or any of its successors, assigns or other legal representatives violates the foregoing covenant, each of the Borrowers and the other Obligors, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

ARTICLE IX
RATIFICATION OF LIABILITY

Each of the Borrowers and the other Obligors party hereto hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under this Forbearance Agreement and each other Loan Document to which it is a party, and hereby ratifies and reaffirms its grant of Liens on or security interests in its properties pursuant to such Loan Documents to which it is a party as security for the Obligations, and

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confirms and agrees that such Liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Forbearance Agreement, the Credit Agreement or any other Loan Document. Each of the Borrowers and the other Obligors party hereto (a) acknowledge receipt of a copy of this Forbearance Agreement, (b) consent to the terms and conditions of same, and (c) agree and acknowledge that each of the Loan Documents remains in full force and effect and is hereby ratified and confirmed.

ARTICLE X
MISCELLANEOUS

10.1

No Other Amendments; Reservation of Rights; No Waiver.

(a)

Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and each other Loan Document, and all rights of the Agent and Lenders, and all of the Obligations, shall remain in full force and effect.  Each of the Borrowers and the other Obligors party hereto hereby confirms that no such party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement or any other Loan Document.

(b)

Except as expressly set forth herein, the effectiveness of this Forbearance Agreement shall not directly or indirectly (i) create any obligation to make any further Term Loans or to continue to defer any enforcement action after the occurrence of any Default or Event of Default (including, without limitation, any Forbearance Default), (ii) constitute a consent, amendment or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Document, or to prejudice, any right, power, privilege or remedy of the Lenders or the Agent under the Credit Agreement, any other Loan Document or applicable law, nor shall the entering into this Forbearance Agreement preclude the Lenders or the Agent from refusing to enter into any further amendments or forbearances with respect to the Credit Agreement or any other Loan Document, (iii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Document or any right, power or remedy of the Agent or any Lender, (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction, or (v) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument.  Except as expressly set forth herein, the Agent and the Lenders reserve all of their rights, powers, and remedies under the Credit Agreement, the other Loan Documents and applicable law.  All of the provisions of the Credit Agreement and the other Loan Documents are hereby reiterated. For the avoidance of doubt, other than as otherwise expressly provided herein, this Forbearance Agreement shall not constitute a forbearance with respect to (i) any failure by any of the Borrowers and the other Obligors to comply with any covenant or other provision in the Credit Agreement or any other Loan Document or (ii) the occurrence or continuance of any present or future Default or Event of Default.

(c)

From and after the Forbearance Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any Loan Document shall mean the Credit Agreement as modified or supplemented by this Forbearance Agreement, and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan

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Documents shall include, without limitation, this Forbearance Agreement and any agreement, instrument or other document executed and/or delivered in connection herewith.

(d)

This Forbearance Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document.

(e)

In no event shall this Forbearance Agreement be deemed an amendment or modification to or the taking of any enforcement action under the Intercreditor Agreement.

10.2

Ratification and Confirmation; Survival.  Except as expressly set forth in this Forbearance Agreement, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain unchanged and in full force and effect without interruption or impairment of any kind.  Notwithstanding anything to the contrary herein, Article VIII hereof shall survive the termination of this Forbearance Agreement.

10.3

APPLICABLE LAW.  THIS FORBEARANCE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

10.4

Headings.  The various headings of this Forbearance Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Forbearance Agreement or any provision hereof.

10.5

Counterparts.  This Forbearance Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.  This Forbearance Agreement shall become effective when the conditions set forth in Article VI hereof  have been satisfied.  Delivery of an executed counterpart of a signature page of this Forbearance Agreement by facsimile transmission or electronic transmission (in pdf format) will be effective as delivery of a manually executed counterpart hereof.

10.6

Severability.  Any provision of this Forbearance Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Forbearance Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

10.7

Agreement.  This Forbearance Agreement may not be amended or modified except in the manner specified for an amendment of or modification to the Credit Agreement in Section 10.2 of the Credit Agreement.

10.8

Assignment; Binding Effect; Third Party Beneficiaries.

(a)

This Forbearance Agreement shall be binding upon and shall inure to the benefit of the parties hereto and each of the Lenders and their respective successors and assigns; provided that (i) the Borrowers may not assign or transfer their rights or obligations

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hereunder without the prior written consent of the Administrative Agent and all Lenders, and (ii) the rights of sale, assignment and transfer of the Lenders are subject to Section 8.12 of the Credit Agreement.

(b)

Without limiting the requirements of Section 8.12 of the Credit Agreement, each Participant Lender agrees that it will not assign all, or any ratable part of its Term Loans, Commitments or any rights or obligations under the Loan Documents to any Person unless such Person shall have agreed to be bound by this Forbearance Agreement (including the forbearance granted hereunder) and any such assignments shall be void in the absence of such agreement.

(c)

Except with respect to Article VIII hereof, no Person other than the parties hereto, the Lenders and the Releasees, shall have any rights hereunder or be entitled to rely on this Forbearance Agreement and all third-party beneficiary rights (other than the rights of the Releasees under Article VIII hereof) are hereby expressly disclaimed

10.9

Entire Agreement.  This Forbearance Agreement, the Credit Agreement and the other Loan Documents, together with any and all Annexes, Exhibits and Schedules thereto that are or have been delivered pursuant thereto, constitute the entire agreement and understanding of the parties in respect of the subject matter of the Credit Agreement and supersede all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way with respect thereto.

10.10

Further Assurances.  Each of the Borrowers and the other Obligors agrees to take all further actions and execute all further documents as the Administrative Agent or the Required Lenders may from time to time reasonably request to carry out the transactions contemplated by this Forbearance Agreement and all other agreements executed and delivered in connection herewith.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

SCHOOL SPECIALTY, INC.,

the Administrative Borrower

By:  /s/ Michael P. Lavelle

Name:   Michael P. Lavelle

Title:     President & Chief Executive Officer

[Signature Page to Forbearance Agreement]

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CLASSROOMDIRECT.COM, LLC,

as a Borrower

By:  /s/ Michael P. Lavelle

Name:  Michael P. Lavelle

Title:    President

DELTA EDUCATION, LLC,

as a Borrower

By:  /s/ Michael P. Lavelle

Name:  Michael P. Lavelle

Title:    President

SPORTIME, LLC,

as a Borrower

By:  /s/ Michael P. Lavelle

Name:  Michael P. Lavelle

Title:    President

CHILDCRAFT EDUCATION CORP.,

as a Borrower

By:  /s/ Michael P. Lavelle

Name:  Michael P. Lavelle

Title:    President

BIRD-IN-HAND WOODWORKS, INC.,

as a Borrower

By:  /s/ Michael P. Lavelle

Name:  Michael P. Lavelle

Title:    President

[Signature Page to Forbearance Agreement]

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CALIFONE INTERNATIONAL, INC.,

as a Borrower

By:  /s/ Michael P. Lavelle

Name:  Michael P. Lavelle

Title:    President

PREMIER AGENDAS, INC.,

as a Borrower

By:  /s/ Michael P. Lavelle

Name:  Michael P. Lavelle

Title:    Executive Vice President

[Signature Page to Forbearance Agreement]

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SELECT AGENDAS, CORP.,

as an Obligor

By:  /s/ Michael P. Lavelle

Name:  Michael P. Lavelle

Title:    President

FREY SCIENTIFIC, INC.,

as an Obligor

By:  /s/ Michael P. Lavelle

Name:  Michael P. Lavelle

Title:    President

SAX ARTS & CRAFTS, INC.,

as an Obligor

By:  /s/ Michael P. Lavelle

Name:  Michael P. Lavelle

Title:    President

[Signature Page to Forbearance Agreement]

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BAYSIDE FINANCE, LLC,

as Administrative Agent, Collateral Agent and
Lender

By:  /s/ John Bolduc

Name:  John Bolduc

Title:    Authorized Signatory

[Signature Page to Forbearance Agreement]

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ANNEX A

SPECIFIED DEFAULTS

Any Default or Event of Default occurring under the Credit Agreement as a result of the Minimum Liquidity Test under Section 6.22 of the Credit Agreement being unsatisfied as at the last day of the fiscal month of December 2012 (i.e., December 29, 2012)

Any Default or Event of Default occurring under the Credit Agreement as a result of any default or events of default under the Revolving Credit Agreement, with respect to which the Revolving Agent, the Revolving Lenders and the Borrower have entered into a forbearance agreement in form and substance acceptable to the Participant Lenders

Any Default or Event of Default occurring under Section 7.1(n) of the Credit Agreement as a result of the occurrence of the Defaults or Events of Default described above and the Group Members’ liquidity issues previously disclosed to the Lenders

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